Statement of Additional Information Supplement
August 18, 2008

Morgan Stanley Institutional Liquidity Funds

Supplement dated August 18, 2008 to the Statement of Additional Information of Morgan Stanley Institutional Liquidity Funds dated February 29, 2008

Effective August 18, 2008, the Fund’s transfer agent is Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. The telephone number for contacting the Fund’s transfer agent remains 1-888-378-1630. The Fund’s mailing address is now Morgan Stanley Institutional Liquidity Funds c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Purchases by check and redemption orders through the mail should be sent to the Fund at this address. All references in the Statement Additional Information to JPMorgan Investor Services Company as the Fund’s transfer agent are hereby deleted and replaced with references to Morgan Stanley Services.

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The Administration Fee number (1) in the section of the Statement of Additional Information titled entitled ‘‘Service and Distribution of Shares – Revenue Sharing’’ is hereby deleted and replaced with the following:

(1)    For sales of shares of the Fund, a range in an amount equal to 0.03% to 0.08% of the          assets in the accounts.

Please retain this supplement for future reference.